UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant            ☒                    Filed by a Party other than the Registrant   ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Star Mountain Lower Middle-Market Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Star Mountain Lower Middle-Market Capital Corp.

140 E. 45th Street, 37th Floor

New York, NY 10017

(212) 810-9044

April 26, 2024

Dear Stockholder:

You are cordially invited to participate in the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Star Mountain Lower Middle-Market Capital Corp. (the “Company”) to be held virtually on June 13, 2024 at 11:00 AM, Eastern Time. Stockholders will be able to register to attend the Annual Meeting virtually at the following website: https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2024/.

The Notice of the 2024 Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (i) elect one Class III director of the Company to serve for a term of three years, or until his successor is duly elected and qualified; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and (iii) to transact such other business that may properly come before the Annual Meeting. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions.

It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the Annual Meeting during the scheduled time, I urge you to complete, date and sign the enclosed Proxy Card and promptly return it via email at investors@starmountaincapital.com or authorize your proxy through the Internet or by telephone as described on the enclosed Proxy Card as soon as possible even if you plan to attend the Annual Meeting.

We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,
/s/ Brett A. Hickey
Brett A. Hickey Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 13, 2024.

Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023, are available free of charge on the internet at www.StarMountainCapital.com and will be transmitted to stockholders of record as of the close of business on April 19, 2024 on or around April 26, 2024.

The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying Proxy Card:

•	The date, time, and Internet address of the Annual Meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters; and

•	Your Control Number that you need to vote your Proxy Card and/or register to attend the virtual Annual Meeting.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials but would like to request a separate copy of these materials, please contact Austin Ericson, Chief Compliance Officer and Secretary of the Company, at the address and telephone number listed below. Similarly, if you are a stockholder of record, you may also contact Mr. Ericson if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact the Company at the address and telephone number listed below.

Star Mountain Lower Middle-Market Capital Corp.

140 E. 45th Street, 37th Floor

New York, NY 10017

(212) 810-9044

Star Mountain Lower Middle-Market Capital Corp.

140 E. 45th Street, 37th Floor

New York, NY 10017

(212) 810-9044

NOTICE OF THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To be Held on

June 13, 2024, 11:00 AM, Eastern Time

To the Stockholders of Star Mountain Lower Middle-Market Capital Corp.:

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Star Mountain Lower Middle-Market Capital Corp. (the “Company”) will be held virtually on June 13, 2024, at 11:00 AM, Eastern Time. Stockholders will be able to register to attend the Annual Meeting virtually at the following website: https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2024/.

The Annual Meeting will be held for the following purposes:

1. To elect one Class III director of the Company, who will serve for a term of three years or until his successor is duly elected and qualified;

2. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and

3. To transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice of and to vote prior to the Annual Meeting if you were a stockholder of record at the close of business on April 19, 2024.

If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy by following the instructions provided on the Proxy Materials or the Proxy Card. Stockholders may also request from us free of charge printed copies of the Proxy Statement and Proxy Card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Thank you for your support of the Company.

By order of the Board of Directors,
/s/ Austin Ericson
Austin Ericson
Chief Compliance Officer and Secretary

New York, New York

April 26, 2024

THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD VIA EMAIL AT investors@starmountaincapital.com OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES AT THE TIME OF THE ANNUAL MEETING IF YOU WISH TO CHANGE YOUR VOTE.

Star Mountain Lower Middle-Market Capital Corp.

140 E. 45th Street, 37th Floor

New York, NY 10017

(212) 810-9044

PROXY STATEMENT

2024 Annual Meeting of Stockholders

To Be Held on June 13, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Star Mountain Lower Middle-Market Capital Corp. (the “Company,” “we,” “us,” or “our”) for use at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on June 13, 2024 at 11:00 AM, Eastern Time. Stockholders will be able to register to attend the Annual Meeting virtually at the following website: https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2024/.

Benefits of a Virtual Annual Meeting

The Annual Meeting will be held in a virtual or online meeting format only, via live audio webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are leveraging technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual meeting format will give stockholders the opportunity to exercise the same rights as if they had attended the Annual Meeting in-person and believe that these measures will enhance stockholder access and encourage participation and communication with the Board and management.

Attendance at the Virtual Annual Meeting

In order to attend the Annual Meeting virtually, you must register at https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2024/. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions prior to or during the Annual Meeting, if needed. As part of the registration process, you must enter the Control Number located on your Proxy Card. We encourage all stockholders to vote prior to the Annual Meeting if possible.

On the day of the Annual Meeting, June 13, 2024, stockholders may begin to log in to the virtual Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 11:00 AM Eastern Time.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

Questions at the Annual Meeting

Our Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders. Stockholders will be able to ask their questions via the online platform.

We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the Annual Meeting, with the exception of any questions that do not comply with the rules of conduct for the Annual Meeting, which will be provided to stockholders that register to attend the Annual Meeting in advance of the Annual Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

We encourage you to vote your shares during or prior to the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying Proxy Card or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you validly sign and return your Proxy Card, but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the election of the nominee as a director and FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 in accordance with the recommendation of the Board.

If you are a “stockholder of record” (i.e., as of the close of business on April 19, 2024 you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying the Company, in writing, (2) submitting a properly executed, later-dated Proxy Card, or voting via Internet or telephone at a later time or (3) attending the Annual Meeting virtually and voting your shares at the Annual Meeting.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To elect one Class III director of the Company who will serve for a term of three years or until his successor is duly elected and qualified;

2. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and

3. To transact such other business as may properly come before the Annual Meeting.

 Record Date

The record date for the Annual Meeting is the close of business on April 19, 2024 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 8,057,865.559 shares of the Company’s common stock issued and outstanding and entitled to vote.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in-person (virtually) or represented by proxy, of the holders of at least one-third of the issued and outstanding shares of common stock of the Company and entitled to vote at the Annual Meeting as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.

If a quorum is not present at the Annual Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting, present in-person (virtually) or represented by proxy, shall have power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally noticed.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the Annual Meeting. Abstentions shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote.

Vote Required

Election of Directors. The election of directors in an uncontested election requires the affirmative vote of a majority of the votes cast by stockholders present in person (virtually) or represented by proxy at the Annual Meeting, provided a quorum is present. Each stockholder represented at the Annual Meeting shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

If you validly sign and return your Proxy Card, but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the election of the nominee as a director in accordance with the recommendation of the Board.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, provided a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

If you validly sign and return your Proxy Card, but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 in accordance with the recommendation of the Board.

Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the presiding officer or the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the presiding officer of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and transmitting this Proxy Statement, the accompanying Notice of 2024 Annual Meeting of Stockholders, and Proxy Card.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited by telephone or facsimile transmission by directors, the director nominees, or executive officers of the Company and/or officers or employees of Star Mountain Fund Management, LLC (the “Advisor”), the Company’s investment advisor, or its affiliates. The Advisor is located at 140 E. 45th Street, 37th Floor, New York, NY 10017. No additional compensation will be paid to directors or executive officers of the Company or employees of the Advisor or its affiliates for such services.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of April 19, 2024, certain beneficial ownership information with respect to our common stock for those persons who beneficially own more than 5 percent of our outstanding common stock, each director and executive officer of the Company, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is c/o Star Mountain Lower Middle-Market Capital Corp., 140 E. 45th Street, 37th Floor, New York, NY 10017.

Name and Address of Beneficial Owner(1)	Number of Shares Owned Beneficially (2)		Percentage of Class (3)
Interested Directors
Brett A. Hickey	4,973.541	(4)	* %
Stephen B. Paras	—		—%
Independent Directors
David S. Kimmel	—		—%
Jeffrey S. Rogers	—		—%
O. James Sterling	—		—%
Executive Officers
Christopher J. Gimbert	—		—%
Austin Ericson	—		—%
All executive officers and directors as a group (seven persons)	4,973.541		* %
5% Holders
Sunstone Fixed Income Fund II, LLC	988,733.696		12.27%

*	Represents less than 1%.

(1)	The address for each of the Beneficial Owners is c/o Star Mountain Lower Middle-Market Capital Corp., 140 E. 45th Street, 37th Floor, New York, NY 10017.

(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)	Based on a total of 8,057,865.559 shares issued and outstanding on April 19, 2024.
(4)	Mr. Hickey’s ownership of the Company’s shares is on an indirect basis.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of April 19, 2024. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)
Interested Directors
Brett A. Hickey	Over $100,000
Stephen B. Paras	None
Independent Directors
David S. Kimmel	None
Jeffrey S. Rogers	None
O. James Sterling	None

(1) The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(2) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTOR

Our business and affairs are managed under the direction of our Board of Directors (“Board”). Pursuant to our Certificate of Incorporation, the Board is divided into three classes, designated Class I, Class II, and Class III. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until their respective successor is duly elected and qualified. At the Annual Meeting, one Class III director shall be elected to serve a three-year term.

David S. Kimmel has been nominated by the Board for election for a three-year term expiring in 2027. If elected, Mr. Kimmel will continue to serve on the Company’s Board. Mr. Kimmel is not being nominated for election pursuant to any agreement or understanding between them and the Company or any other person or entity.

Mr. Kimmel has consented to being named in this Proxy Statement and to serving as a director if re-elected at the Annual Meeting. Accordingly, the Board has no reason to believe that Mr. Kimmel will be unable or unwilling to serve.

If the nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement.

Information About the Director Nominee and Current Directors

As described below under “Committees of the Board of Directors-Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for director nominees. Each of our directors and the director nominee have demonstrated high character and integrity, superior credentials and recognition in their field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominee also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the Board and contribute to the success of the Company and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominee have been selected such that the Board represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the director nominee for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominee for Class III Director—Term Expiring 2027

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
David S. Kimmel, 61	Director	Class III Director since May 2021; Term expires 2024.	Partner and Founder, Insurance Advisory Partners (July 2021-present); Member of the Board of Directors, Kansas City Life (since 2013); Member of the Advisory Board, CyberCube Analytics (September 2018-September 2022) and Hudson Structured Capital Management (September 2019-July 2021); and Managing Partner and Founder of Summit Capital (2007-2021).	Director, Kansas City Life (since 2013).

Independent Director

David S. Kimmel is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since May 2021. Mr. Kimmel is a Managing Partner and Founder of Summit Capital, a merchant banking boutique, where he advises and invests in a range of financial services and technology clients. He was previously CEO of CyberRiskPartners, a cyber risk analytics and solutions company, and was a frequent speaker on cyber risk at national industry conferences and senior executive off-sites. Mr. Kimmel has been named to public and private company boards in a variety of sectors, including reinsurance, life insurance and annuities, cyber risk, fintech, and insurtech. Previously, Mr. Kimmel was an investment banker for more than two decades in the US and UK. He primarily advised insurance and other financial services clients regarding mergers and acquisitions as well as public and private capital raising while working at JPMorgan, Deutsche Bank, and Kidder, Peabody. Mr. Kimmel led the industry practices at JPMorgan and Deutsche Bank and served on the Investment Banking Management Committees at both firms and on JPMorgan’s Fairness Opinion Committee. Over the course of his career, he has advised on billions in M&A transactions and financings for industry leaders in insurance.

We believe that Mr. Kimmel’s broad and extensive experience supports his nomination for re-election to the Board.

Current Directors—Not up for Election at the Annual Meeting

Class I Directors—Terms Expiring 2025

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
Brett A. Hickey, 45	Director, Chairman of the Board, Chief Executive Officer and President	Class I Director since 2021; Term expires 2025.	Chief Executive Officer of Star Mountain Fund Management, LLC (2010-present).	Member of the Boards of Directors of Greenwich YMCA (March 2021-present) and Star Mountain Fund Management (since 2010).
Independent Director
Jeffrey S. Rogers, 55	Director	Class I Director since 2021; Term expires 2025.	President and Chief Executive Officer of LiftForward, Inc.	Member of the Boards of Directors of Strategic Realty Trust, Inc. (since 2014), Sol-REIT (February 2022-present), and US Strategic Metals (January 2023-present).

Interested Director

Brett A. Hickey is an “interested person” of the Company as defined in the 1940 Act due to his position as Chief Executive Officer of Star Mountain Fund Management, LLC, and has served as a director of the Company since May 2021. Mr. Hickey has over 20 years of private investing and investment banking experience with over 15 years spent directly in the U.S. lower middle-market. Previously, Mr. Hickey worked as an Investment Banker at Citigroup Global Markets in New York City (formerly known as Salomon Smith Barney) where he worked with global investment managers and financial institutions, helping them evaluate strategic and portfolio investments. In that role he worked on over $24 billion in completed debt and equity transactions as well as mergers and acquisitions. He graduated with Distinction from McGill University in Montreal, Canada with a Bachelor of Commerce degree majoring in Finance and also completing a concentration in Accounting. He is an alumnus of Harvard Business School’s Owner, President / Manager executive training and management program. Mr. Hickey is a former Canadian national gold medalist and North American medalist in speed skating. He previously served on the Board of Governors of the Small Business Investor Alliance (SBIA) and Young Presidents’ Organization (YPO) NYC Chapter, the Board of Directors for Help for Children, and is currently on the Boards of Directors of the Harvard Alumni Entrepreneurs, Quebec City Conference, Star Mountain Charitable Foundation, LLC, and the YMCA of Greenwich. He is also the Founder & Chairman of the Star Mountain Charitable Foundation, a 501(c)(3) focused on economic development, health & wellness and job creation in America. He has completed numerous other business programs including Building Your Business Through Transformational Leadership & Innovation at the Innovatrium on the University of Michigan’s campus in Ann Arbor, Michigan and is a frequent guest lecturer on industry panels and at academic institutions.

We believe that Mr. Hickey’s substantial experience in the investment industry, including his work with various investment strategies, supports his membership on our Board.

Independent Director

Jeffrey S. Rogers is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since May 2021. Mr. Rogers is the President and Chief Executive Officer of LiftForward, Inc., which provides organizations with payment solutions that power subscription services, membership programs and Hardware as a Service such as the Microsoft Surface Membership. Prior to joining LiftForward, Mr. Rogers was the President and Chief Operating Officer of Integra Realty Resources, Inc., which is the largest commercial real estate valuation firm in the United States. Integra’s customers include the United States’ largest REITs, pension funds, and financial institutions. Additionally, Mr. Rogers held other operating positions and worked on Wall Street as an investment banker. Mr. Rogers previously served on the Board of Directors of Presidential Realty Corp., a public REIT and also previously served as Audit Committee Chairman of the Young Presidents’ Organization. Currently, Mr. Rogers serves on the Boards of Directors of Strategic Realty Trust, Inc. and Sol-REIT.

We believe that Mr. Roger’s substantial experience in the investment industry, including his work with various investment strategies, supports his membership on our Board.

Class II Directors—Terms Expiring 2026

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
Stephen B. Paras, 66	Director and Managing Director	Class II Director since May 2021; Term expires 2026.	Star Mountain Fund Management, LLC, Senior Advisor (2017-2018); Managing Director and Member of Investment Committee (2018-present); and Chief Credit Officer (January 2021-present).	None
Independent Director
O. James Sterling, 53	Director	Class II Director since May 2021; Term expires 2026.	Chief Financial Officer of Renalytix plc and Partner of Renwick Capital, LLC	None

Interested Director

Stephen B. Paras is an “interested person” of the Company as defined in the 1940 Act due to his position as Managing Director with Star Mountain, and has served as a director of the Company since May 2021. Mr. Paras is a senior leveraged finance and investment banking professional who joined Star Mountain Capital in 2017 and benefits from over 30 years of experience including being the Head of U.S. and European leveraged loan capital markets divisions for Merrill Lynch and Bank of America Merrill Lynch (BAML), respectively. Mr. Paras structured, underwrote, and distributed over $50 billion in event-driven financings across several cycles and a variety of industries. He was Managing Director and Head of U.S. Leveraged Loan Capital Markets at Merrill Lynch in New York and Managing Director and Head of Europe, Middle East and Africa (EMEA) Leveraged Loan Capital Markets at BAML in London. Mr. Paras was a senior member of Merrill Lynch’s and BAML’s Leveraged Finance Commitment Committee responsible for leveraged loan underwriting and principal commitments of leveraged finance capital. Mr. Paras was a member of Merrill Lynch’s Mezzanine Investment Committee responsible for reviewing investment decisions and managing portfolio risk of a Merrill Lynch-sponsored Mezzanine Debt Fund. In addition, Mr. Paras was a member of Merrill Lynch’s Managing Director Nomination Committee and Merrill Lynch’s Leveraged Finance Operating Committee. Prior to his distinguished 16-year career at BAML and predecessor firm Merrill Lynch, Mr. Paras spent six years at Chemical Bank (predecessor bank to JP Morgan Chase) where he was a Vice President and core member of the firm’s leveraged buyout and syndicated finance groups. Mr. Paras began his banking career at Chase Manhattan Bank and Citibank. He holds an MBA in Finance from University of Rochester, a BA in Economics from Hobart College, and is a CFA Charterholder.

We believe that Mr. Paras’ broad and extensive experience supports his membership on our Board.

Independent Director

O. James Sterling is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since May 2021. Mr. Sterling is the Chief Financial Officer of Renalytix plc (NASDAQ: RNLX), a public biotechnology company which develops artificial intelligence-enabled solutions for kidney disease. Since May 2015, he has also served as a Managing Partner of Renwick Capital, LLC, an investment banking advisory firm which works closely with management and company owners to build value prior to a transaction. Prior to Renalytix plc, Mr. Sterling served as Managing Director in three investment banking firms, San Francisco Sentry Securities, Brock Capital Group, LLC, and Aleutian Capital Group, where he worked on successful capital markets transactions for companies in healthcare, aviation & aerospace, technology, manufacturing, and technology. Before working in investment banking, Mr. Sterling was a Management Consultant at Booz & Co. (formerly Booz Allen Hamilton), where he managed projects in business strategy and operations improvement for Fortune 500 clients across a range of service and manufacturing industries including aviation and aerospace, automotive manufacturing, and government services.

We believe that Mr. Sterling’s broad and extensive experience supports his membership on our Board.

(1)	The business address of the director nominee and other directors is c/o Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, 37th Floor New York, NY 10017.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Christopher J. Gimbert, 46	Chief Financial Officer	Chief Financial Officer, Star Mountain Fund Management, LLC

Austin Ericson, 31	Chief Compliance Officer and Secretary	Legal Counsel and Chief Compliance Officer, Star Mountain Fund Management, LLC; Assistant General Counsel, H.I.G. Capital, LLC; Associate Attorney, McDermott Will & Emery LLP

(1)	The business address of the executive officers is c/o Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, 37th Floor New York, NY 10017.

Christopher Gimbert has over 20 years of private equity/credit investment and operating experience. Mr. Gimbert has served as the CFO of the Company since inception. Prior to helping launch Star Mountain, Mr. Gimbert was the Founder & CEO of an interim CFO advisory business serving small businesses. Previous roles also included: (i) Merrill Lynch Alternative Investments, analyzing alternative investment asset managers and (ii) M&A operating and integration experience from KPMG M&A Advisory, including private equity acquisition integration of companies. Mr. Gimbert holds an MBA from the NYU Stern School of Business, where he was an InSITE Fellow (Entrepreneur / Venture Fellowship advising small businesses) and Founder of the NYU Venture Community. He also holds a BSBA in Business Administration from Washington University in St. Louis, where he won the annual business plan competition for a business he co-founded as a student.

Mr. Ericson currently serves as the Legal Counsel and Chief Compliance Officer of Star Mountain Fund Management, LLC, the Company’s Advisor. Prior to joining the Company in November 2022, Mr. Ericson served as Assistant General Counsel at H.I.G. Capital, LLC (“H.I.G.”) a $50+ billion AUM global alternative investment firm. Products he helped structure and administer included private credit funds, private equity funds, rated note investment structures for insurance companies, separate managed accounts, a publicly traded business development company and both static and active collateralized loan obligation vehicles (CLOs). His responsibilities included implementing, creating and monitoring compliance processes throughout all functions of the firm including fundraising, general corporate matters, marketing review, regulatory filings, and administering H.I.G.’s compliance program. His legal and compliance responsibilities also included negotiating investor side letters and reviewing all marketing materials.

Prior to H.I.G., Mr. Ericson was an Associate Attorney in the Corporate and Transactional Department of McDermott Will & Emery LLP a 1,400+ lawyer global corporate law firm working with leading alternative investment and corporate clients, including H.I.G. where he would later join. He drafted and negotiated all ancillary merger & acquisition documents including employment agreements, seller notes, stock option plans, escrow agreements, restricted activities agreements, and reviewed and revised all core transaction documentation, working with specialists, attorneys, and paralegals. Mr. Ericson led legal diligence processes on over 25 closed mergers and acquisitions (including new platform investments, tuck-ins and add-ons).

Mr. Ericson is a graduate of the University of South Florida with a Bachelor of Arts in Political Science. He received his Juris Doctor degree from the University of Florida Levin College of Law where he graduated Cum Laude and in the top 5% of his graduating class. At the University of Florida Levin College of Law, Mr. Ericson served as Managing Editor of the Florida Law Review and the Chief of Communications for the Association of Law and Business. He was also elected to the Order of the Coif, an honorary scholastic society encouraging excellence in legal education recognizing law students who attained a high grade of scholarship.

Mr. Ericson is also an Adjunct Professor at University of Miami School of Law where he teaches a course on Drafting and Negotiating Private Equity Related Agreements.

Director Independence

Our Board annually determines each director’s independence. We do not consider a director independent unless the Board has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee of any change in circumstance that may cause their status as an Independent Director to change. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, and Independent Directors Committee to Independent Directors.

The Board has determined that each of the directors, with the exception of Messrs. Hickey and Paras, is independent and has no material relationship with the Company, except as a director. Messrs. Hickey and Paras are interested persons of the Company due to their positions as members of management of the Advisor.

Board Leadership Structure

The business and affairs of the Company are managed under the direction and oversight of the Board. The Board consists of five members, three of whom are Independent Directors. The Board appoints the officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly valuation of the Company’s assets, corporate governance activities, oversight of the Company’s financing arrangements, investment activities, and service providers, including the Advisor.

The Board is responsible for the oversight of the Company’s investment, operational and risk management activities. The Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Advisor as necessary and periodically requesting the production of risk management reports or presentations.

The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Presently, Brett A. Hickey serves as the Chairman of our Board. Mr. Hickey is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as a member of management of the Advisor. We believe that Mr. Hickey’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Hickey’s relationship with the Advisor provides certain synergies between the Company and the Advisor.

Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee, and the Independent Directors Committee, each comprised solely of Independent Directors, and the appointment of a chief compliance officer, with whom the Independent Directors meet at least once per year without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.

All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of our Board and are closely involved in all material deliberations related to us. Our Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of our Board and equal accountability to us and our stockholders. Time is allotted at each quarterly meeting of the Board for the Independent Directors to meet and discuss any issues that they deem necessary or appropriate. The Independent Directors may also choose to meet in executive session outside the presence of the Interested Directors during the course of other meetings of the Board or at other times as they deem necessary or appropriate.

Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise oversight of our business and affairs.

Board of Directors Role in Risk Oversight

The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. While providing oversight, our Board and its committees receive reports on the Company’s and the Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Nominating and Corporate Governance Committee, and the Independent Directors Committee assist the Board in fulfilling its risk oversight responsibilities.

The Company’s Chief Compliance Officer assists the Board with its risk oversight functions by providing the Board with a quarterly report on our compliance with the federal securities laws and our internal compliance policies and procedures. The Board also reviews annually a written report from the Chief Compliance Officer discussing, in detail, the adequacy and effectiveness of our compliance policies and procedures and those of our service providers.

The Audit Committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our Board meets periodically with the Advisor to receive reports regarding our operations, including reports on certain investment and operational risks, and our Independent Directors are encouraged to communicate directly with senior members of our management.

Our Board believes that this role in risk oversight is effective and appropriate given the extensive regulation to which we are subject to as a business development company. For example, as a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and there are restrictions regarding investments in any portfolio company in which one of our affiliates currently has an investment. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated and some risks are beyond the control of us, the Advisor and our other service providers.

We recognize that different board of directors’ roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Committees of the Board of Directors

Our Board currently has three committees: an Audit Committee, a Nominating and Corporate Governance Committee, and an Independent Directors Committee. The Board does not have a standing compensation committee because none of the Company’s executive officers receive any direct compensation from us. During the fiscal year ended 2023, our Board held five meetings, the Audit Committee held four meetings, the Nominating and Corporate Governance Committee held two meetings, and the Independent Directors Committee held one meeting. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders. All directors attended the Company’s 2023 Annual Meeting of the Stockholders and at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve during the fiscal year ended 2023.

Audit Committee. The Audit Committee is currently composed of all Independent Directors. O. James Sterling serves as Chairman of the Audit Committee. The Board has determined that O. James Sterling is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. David Kimmel, and Jeffrey S. Rogers meet the current requirements of Rule 10A-3 under the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee, a copy of which was included as Annex A to the Company’s 2022 proxy statement, as filed with the SEC on April 29, 2022. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of the Company’s loans and investments; selecting the Company’s independent registered public accounting firm; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of the Company’s financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing the Company’s annual audited financial statements; overseeing internal audit staff, if any, and periodic filings; and receiving the Company’s audit reports and financial statements.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate governance committee are the Independent Directors. David Kimmel serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by the Company’s stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Nominating and Corporate Governance Committee, a copy of which was included as Annex B to the Company’s 2022 proxy statement, as filed with the SEC on April 29, 2022.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, including any director candidates recommended by stockholders of the Company, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

●	are of high character and integrity;

●	are accomplished in their respective fields, with superior credentials and recognition;

●	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

●	have sufficient time available to devote to the Company’s affairs;

●	are able to work with the other members of the Board and contribute to the Company’s success;

●	can represent the long-term interests of the Company’s stockholders as a whole; and

●	are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a board of directors that best serves the Company’s needs and the interests of its stockholders.

Independent Directors Committee. The Independent Directors Committee consists of all of the Independent Directors. Jeffrey S. Rogers currently serves as Chairman of the Independent Directors Committee and as the Lead Independent Director of the Board. The Independent Directors Committee assists the Board by acting as a liaison between the Board and the Company’s principal service providers, including without limitation, the Advisor. The Independent Directors Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Independent Directors Committee, a copy of which was included as Annex C to the Company’s 2022 proxy statement, as filed with the SEC on April 29, 2022. The Independent Directors Committee is responsible for assessing the flow of information between management and the Board and overseeing the annual approval process of the Advisory Agreement and the Administration Agreement (each as defined herein). The Independent Directors Committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board may deem necessary or appropriate. Time is allotted at each quarterly meeting of the Board for the Independent Directors to meet and discuss any issues that they deem necessary or appropriate. The Independent Directors may also choose to meet in executive session outside the presence of the Interested Directors during the course of other meetings of the Board or at other times as they deem necessary or appropriate.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Board by sending their communications to the Chairman of the Board of Directors, c/o Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, 37th Floor New York, NY 10017. All stockholder communications received in this manner will be delivered to one or more members of the Board, as appropriate.

Code of Ethics

The Company and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), respectively, that establishes procedures for personal investments and restricts certain transactions by the Company’s personnel. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the respective code’s requirements. The Company’s code of ethics does not expressly prohibit directors, executive officers or employees of the Company and its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.

Compensation of Executive Officers

None of the Company’s officers receives direct compensation from the Company. The Company has agreed to reimburse the Administrator for its allocable portion of the compensation paid to or compensatory distributions received by the Company’s Chief Compliance Officer and Chief Financial Officer, and any of their respective staff who provide services to the Company, operations staff who provide services to the Company, and internal audit staff, if any, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley internal control assessment. In addition, to the extent that the Administrator outsources any of its functions, the Company will pay the fees associated with such functions at cost. The Company will agree to reimburse the Administrator for its allocable portion of the compensation of any personnel that it provides for use by the Company.

Compensation of Independent Directors

The Company’s Independent Directors’ annual fee was set at a minimum of $25,000 in 2021, increasing $5,000 each year thereafter to a maximum of $35,000. The Independent Directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting, each special meeting, and each committee meeting. No compensation is expected to be paid to directors who are “interested persons” with respect to us, as such term is defined in Section 2(a)(19) of the 1940 Act.

The following table sets forth compensation of the Company’s Independent Directors for the fiscal year ended December 31, 2023.

Name	Fees Earned (1)	Stock Awards (2)	All Other Compensation	Total
David S. Kimmel	$30,000	—	—	$30,000
Jeffrey S. Rogers	$30,000	—	—	$30,000
O. James Sterling	$35,000	—	—	$35,000

(1)	No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Certain Relationships and Related Party Transactions

Advisory Agreement

The Company entered into an investment advisory agreement dated September 1, 2019 with the Advisor (the “Original Advisory Agreement”). On June 14, 2023 (the “Effective Date”), the Company entered into an amended and restated investment advisory agreement (the “Amended and Restated Advisory Agreement”) replacing the Original Advisory Agreement. As of the Effective Date, the Base Management Fee was reduced from 1.75% to 1.25%, the Income Incentive Fee was reduced from 20.0% to 17.5%, and the Capital Gains Incentive Fee was reduced from 20.0% to 17.5% (each as defined below). Pursuant to the Amended and Restated Advisory Agreement, the Advisor manages the Company’s day-to-day operations and provides the Company with investment advisory services. Among other things, the Advisor (i) originates prospective investments; (ii) conducts research and due diligence investigations on potential investments; (iii) analyzes investment opportunities; (iv) negotiates and structures investments; and (v) monitors the Company’s investments and portfolio companies on an ongoing basis.

Under the Amended and Restated Advisory Agreement, the Company pays the Advisor (i) a Base Management Fee and (ii) an Incentive Fee as compensation for the investment advisory and management services it provides the Company thereunder.

Base Management Fee

Pursuant to the Amended and Restated Advisory Agreement, the Company pays to the Advisor a management fee (the “Base Management Fee”), payable quarterly in arrears at an annual rate of 1.25% per annum of the average of the Company’s total gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) as of the end of each of the two most recently completed calendar quarters. The Base Management Fee will be appropriately prorated for any partial quarter.

For the fiscal year ended December 31, 2023, Base Management Fees paid to the Advisor were $4,549,690 (net of waivers).

Incentive Fee

“Incentive Compensation” is payable by the Company to the Advisor and consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Company’s income (an “Income Incentive Fee”) and a portion is based on a percentage of the Company’s capital gains (the “Capital Gains Incentive Fee”), each as described below. Because of the structure of the Incentive Compensation, it is possible that the Company may pay an Income Incentive Fee in a quarter where it incurs a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable Income Incentive Fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.

Incentive Fee on Pre-Incentive Fee Net Investment Income

The first component of the Incentive Compensation, the Income Incentive Fee, is payable quarterly in arrears. The Income Incentive Fee will be determined by comparing the Company’s Pre-Incentive Fee Net Investment Income (as defined herein) to a “Hurdle Amount.” The Hurdle Amount is equal to the product of (i) the hurdle rate of 1.75% per quarter (7.00% annualized) and (ii) the Company’s net assets at the end of the immediately preceding quarter.

The Company will pay the Advisor an Income Incentive Fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

1.	no Income Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Amount;
2.	100% of that portion of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Amount but is less than or equal to a “Catch-up Amount.” The Catch-up Amount is equal to the product of (i) 2.12% per quarter (8.48% annualized) and (ii) the Company’s net assets at the end of the immediately preceding quarter. The Catch-up Amount is meant to provide the Advisor with approximately 17.5% of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply; and
3.	17.5% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Catch-up Amount. This reflects that once the Hurdle Amount and the Catch-up Amount are achieved, 17.5% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Advisor.

Pre-Incentive Fee Net Investment Income shall mean interest income, dividend income and any other income accrued or earned by the Company during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, administrative expenses payable under the Administration Agreement or any Sub-Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding Incentive Compensation). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero-coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses and unrealized capital appreciation or depreciation.

Capital Gains Incentive Fee

The second component of the Incentive Compensation, the Capital Gains Incentive Fee, is payable at the end of each calendar year in arrears. The amount payable equals: 17.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

For the fiscal year ended December 31, 2023, $3,961,475 (net of waivers) of Incentive Fees were accrued and are payable to the Advisor.

The Administrator

The Company entered into an administration agreement dated February 24, 2023 with Star Mountain Fund Management LLC (in its capacity as “Administrator” to the Company, the “Administration Agreement”), pursuant to which the Administrator furnishes the Company with administrative services necessary to conduct its day-to-day operations. Most recently, continuance of the Administration Agreement for a one-year term expiring February 24, 2025 was approved by the Board at its meeting held on November 8, 2023. The Administrator is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse the Administrator for any services for which it receives a separate fee. The Administrator may retain a sub-administrator to perform any or all of its obligations under the Administration Agreement.

For the fiscal year ended December 31, 2023, the Company incurred $636,927 in expenses under the Administration Agreement which were recorded in administrative service expenses in the Consolidated Statements of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2023.

Required Vote

The election of directors requires the affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present in-person (virtually) or represented by proxy at the Annual Meeting. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

If you validly sign and return a Proxy Card but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the election of the nominee as a director in accordance with the recommendation of the Board.

PROPOSAL II: RATIFICATION OF APPOINTMENT

OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024

The Audit Committee and the Independent Directors of the Board have nominated Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2024. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Ernst  & Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.  It is expected that a representative of Ernst & Young LLP will join the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The following table displays fees for professional services by Ernst & Young LLP for the year ending December 31, 2023 and for the year ending December 31, 2022:

Service	January 1, 2022 through December 31, 2022	January 1, 2023 through December 31, 2023
Audit Fees	$609,187	$419,375
Audit Related Fees	0	0
Tax Fees	$43,082	$34,500
All Other Fees	0	0
Total	$652,269	$453,875

Audit Fees: Audit fees consist of fees billed for professional services rendered for quarterly reviews and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees: Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

Audit Committee Report1

The following is the report of the Audit Committee with respect to Star Mountain Lower Middle-Market Capital Corp.’s (the “Company”) audited financial statements as of and for the fiscal year ended December 31, 2023.

The Audit Committee reviewed and discussed the Company’s audited financial statements with the Company’s management (“Management”) and Ernst & Young LLP, the Company’s independent registered public accounting firm, with and without Management present. The Audit Committee discussed the results of Ernst & Young LLP’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Principal Executive Officer and Principal Financial Officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission (“SEC”). The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.

The Audit Committee discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board (“PCAOB”) Standard 1301 (Communication with Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from Management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to Management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year ended December 31, 2023. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements as of and for the fiscal year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Respectfully Submitted,
The Audit Committee
O. James Sterling (Chair)
David S. Kimmel
Jeffrey S. Rogers

1            The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act, as amended, or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date virtually present or represented by proxy at the Annual Meeting is required to approve this proposal. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF Ernst & Young LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

If you validly sign and return but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 in accordance with the recommendation of our Board.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy prior to the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities laws requirements are met.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by us with the SEC. This information will also be available free of charge by contacting us at c/o Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, 37th Floor New York, NY 10017, or by telephone at (212) 810-9044.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (a) by or at the direction of the Board, (b) pursuant to the notice of meeting or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (a) by or at the direction of the Board, (b) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

The Company currently expects that the 2025 Annual Meeting of Stockholders will be held in June 2025. We will consider for inclusion in our proxy materials for the 2025 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on January 1, 2025, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

Any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing, pursuant to the provision to our bylaws, to Austin Ericson, Secretary, Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, 37th Floor New York, NY 10017, and the proposal should be received by the Company no later than January 26, 2025 and no earlier than December 27, 2024. In the event that the date of the transmission of the notice of the 2025 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the transmission of the notice of this Annual Meeting, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of transmission for this Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the date of such Annual Meeting or (ii) the seventh day following the day on which public announcement of the date of transmission of the notice for the 2025 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Please refer to our bylaws for more information regarding the information required to be included in a stockholder's notice.

You are kindly requested to complete, date, sign and promptly return the accompanying Proxy Card via email at investors@starmountaincapital.com, or to vote by telephone or through the Internet.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate Proxy Cards.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Secretary of the Company, Austin Ericson, at our principal executive offices located at 140 East 45th Street, 37th Floor New York, NY 10017 or by phone at (212) 810-9044.

By Order of the Board of Directors
/s/ Brett A. Hickey
Brett A. Hickey
Chairman of the Board of Directors

New York, New York

April 26, 2024

Proxy Card

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP. (the “Company”)	For	Withhold
The Board of Directors recommends you vote FOR the
following nominee:	☐	☐

1. To elect one Class III director of the Company, who will serve for a term of three years or until his successor is duly elected and qualified.

Nominee

01) David S. Kimmel

The Board of Directors recommends you vote FOR proposal 2.				For	Against	Abstain

2. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024.				☐	☐	☐
NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at:

https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2024/

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.
Annual Meeting of Shareholders
June 13, 2024 11:00 AM, EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Austin Ericson and Christopher J. Gimbert, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP. that the shareholder(s) is/are entitled to vote at the 2024 Annual Meeting of Shareholders to be held at 11:00 AM, EDT on June 13, 2024, virtually at https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2024/ and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side